SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary proxy statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          INTERNET COMMERCE CORPORATION
                (Name of Registrant as Specified in Its Charter)

       ___________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X| No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(c)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     |_| Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                          INTERNET COMMERCE CORPORATION
                     6801 Governors Lake Parkway, Suite 110
                             Norcross, Georgia 30071
                                 (678) 533-8000

                                                              January 25, 2005


Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Internet Commerce Corporation for 2004, which will be held on Tuesday, March 1, 2005 at 10:00 a.m., Eastern Standard Time, at 6801 Governors Lake Parkway, Norcross, GA 30071. At the annual meeting, we will discuss each item of business described in the notice of annual meeting and proxy statement following this letter and give a current report on our business.

      We hope that you will be able to attend the annual meeting in person. Whether or not you plan to attend, to ensure that your vote is counted, please mark, date and sign the enclosed proxy card and return it to the Company as soon as possible in the enclosed prepaid envelope. If you have any questions or need assistance in voting your shares, please call Craig Wright at (678) 533-8000.

      The board of directors and management look forward to seeing you at the meeting.



                                    Sincerely yours,


                                    /s/ Thomas J. Stallings
                                    ----------------------------
                                    Thomas J. Stallings
                                    Chief Executive Officer

                          INTERNET COMMERCE CORPORATION

                    Notice of Annual Meeting of Stockholders


--------------------------------------------------------------------------------

      The annual meeting of stockholders of Internet Commerce Corporation (the "Company") for the fiscal year ended July 31, 2004 (the "Annual Meeting"), will be held at 6801 Governors Lake Parkway, Norcross, GA 30071, on Tuesday, March 1, 2005 at 10:00 a.m., Eastern Standard Time, for the following purposes:

      1. To elect one Class I director for a term of two years expiring at the second succeeding annual meeting of stockholders, to elect three Class II directors for a term of three years expiring at the third succeeding annual meeting of stockholders, and to elect two Class III directors for a term of one year expiring at the next annual meeting of stockholders.

      2. To ratify the appointment of Tauber & Balser, P.C. as the Company's independent public accountants for the fiscal year ending July 31, 2005.

      3. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

      The board of directors has fixed the close of business on January 24, 2005 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Company's offices, located at 6801 Governors Lake Parkway, Suite 110, Norcross, Georgia 30071 during the ten days before the Annual Meeting.


Norcross, Georgia
January 25, 2005                            By Order of the Board of Directors,


                                            /s/ Glen E. Shipley
                                            -----------------------------------
                                            Glen E. Shipley
                                            Secretary

                          INTERNET COMMERCE CORPORATION

                    Notice of Annual Meeting of Stockholders

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

GENERAL INFORMATION..........................................................2
   Voting Procedures.........................................................2
   Methods of Voting.........................................................3
   Revoking Your Proxy.......................................................3
   Quorum Requirement........................................................3
   Votes Required for Each Proposal..........................................4
   Abstentions and Broker Non-Votes..........................................4
   Proxy Solicitation Costs..................................................4
   Deadline for Receipt of Stockholder Proposals for 2005 Annual Meeting.....5
PROPOSAL ONE  ELECTION OF DIRECTORS..........................................5
   Nominees..................................................................5
   Information Concerning Directors..........................................6
   Board of Directors' Recommendation........................................8
   Information Concerning Executive Officers.................................8
   Board of Directors and Committee Meetings.................................9
   Compensation Committee Interlocks and Insider Participation..............11
   Director Compensation....................................................11
PROPOSAL TWO  Ratification OF APPOINTMENT OF INDEPENDENT PUBLIC
ACCOUNTANTS.................................................................12
   Audit Fees...............................................................12
   Audit-Related Fees.......................................................12
   Tax Fees.................................................................12
   Pre-Approval Policies....................................................13
   Board of Directors' Recommendation.......................................13
PRINCIPAL STOCKHOLDERS......................................................14
EXECUTIVE COMPENSATION......................................................16
   Summary Compensation Table...............................................16
   Option Grants in Fiscal Year 2004........................................16
   Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End
     Option Values..........................................................17
   Employment Agreements....................................................17
   Board Compensation Committee Report on Executive Compensation............18
   Incentive Bonus..........................................................19
REPORT OF THE AUDIT COMMITTEE...............................................20
CODE OF ETHICS..............................................................20
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT...........................20
RELATED PARTY TRANSACTIONS..................................................21
STOCK PRICE PERFORMANCE GRAPH...............................................21
OTHER MATTERS...............................................................22
ANNEX A - PROXY CARD
ANNEX B - NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER

                          INTERNET COMMERCE CORPORATION
                     6801 Governors Lake Parkway, Suite 110
                             Norcross, Georgia 30071
                                 (678) 533-8000

                                ________________

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                ________________

                               General Information

      The board of directors of Internet Commerce Corporation, a Delaware corporation ("ICC" or the "Company"), is soliciting the enclosed proxy from you. The proxy will be used at ICC's annual meeting of stockholders for the fiscal year ended July 31, 2004 (the "Annual Meeting"), to be held at 6801 Governors Lake Parkway, Norcross, GA 30071, on Tuesday, March 1, 2005 at 10:00 a.m., Eastern Standard Time, and any postponement or adjournment thereof.

      This proxy statement contains important information regarding the Annual Meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote and describes the voting procedures.

      The term "proxy materials," includes this proxy statement, as well as the enclosed proxy card and the Company's 2004 Annual Report to stockholders, which is being mailed to you with this proxy statement.

      The Company's board of directors is mailing the proxy materials commencing on or about January 28, 2005 to all of ICC's holders of class A common stock, series C preferred stock and series D preferred stock as of the record date, January 24, 2005 (the "Record Date"). Stockholders who owned class A common stock, series C preferred stock and series D preferred stock at the close of business on the Record Date are entitled to notice of, to attend and vote at the Annual Meeting.

      On the Record Date, the Company had 19,057,230 shares of class A common stock, 10,000 shares of series C preferred stock and 250 shares of series D preferred stock issued and outstanding, respectively. Each holder of class A common stock is entitled to one vote for each share held on the Record Date, each holder of series C preferred stock is entitled to 44.76 votes for each share held on the Record Date and each holder of series D preferred stock is entitled to 769.23 votes for each share held on the Record Date. Holders of series C and D preferred stock are entitled to vote together with the holders of the class A common stock as a single class.

Voting Procedures

      As a stockholder on the Record Date, you have the right to vote on certain business matters affecting the Company. The two proposals that will be presented at the Annual Meeting upon which you are being asked to vote are discussed below in the sections entitled "Proposal One" and "Proposal Two." The enclosed proxy card indicates the shares you own. You can vote on each proposal by filling out and returning the enclosed proxy card in the enclosed envelope or by attending the Annual Meeting in person.

Methods of Voting

      Voting by Mail. By signing and returning the enclosed proxy card in accordance with the instructions on the proxy card, you are authorizing the individuals named on the proxy card, known as "proxies," to vote your shares at the Annual Meeting in the manner indicated on the proxy card. The Company encourages you to sign and return the enclosed proxy card even if you plan to attend the Annual Meeting in person to ensure that your shares are voted if you are unable to attend the Annual Meeting.

      Your shares will be voted in accordance with the instructions indicated on the proxy card. If you submit the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

      o FOR the nominees for election as Class I, Class II and Class III directors identified in Proposal One;

      o FOR the ratification of the appointment of Tauber & Balser, P.C. as the Company's independent public accountants for the fiscal year ending July 31, 2005; and

      o FOR any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof.

      If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please submit each proxy card in accordance with the instructions set forth on the card to ensure that all of your shares are voted. The Company encourages you to consolidate multiple accounts by contacting your broker, if you hold your shares through a brokerage account, or otherwise through ICC's transfer agent, American Stock Transfer & Trust Company at (718) 921-8200. Please note that shares held in certain types of accounts cannot be consolidated with other accounts. For example, retirement and non-retirement accounts generally cannot be consolidated.

      Voting in Person at the Annual Meeting. If you plan to attend the Annual Meeting and vote in person, the Company will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name on the Record Date, you are considered a stockholder of record as of the Record Date and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of these shares. In that case, if you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote the shares.

Revoking Your Proxy

      You may revoke your proxy at any time before it is voted at the Annual Meeting. In order to revoke your proxy, you may either:

      o     sign and return another proxy card bearing a later date;

      o provide written notice of the revocation to Glen E. Shipley, ICC's Secretary, at 6801 Governors Lake Parkway, Suite 100, Norcross, Georgia 30071 prior to the time the Company takes the vote at the Annual Meeting; or

      o     attend the Annual Meeting and vote in person.

Quorum Requirement

      A quorum consists of a majority of the total number of votes represented by shares of ICC's class A common stock, series C preferred stock and series D preferred stock as of the Record Date and must be present at the Annual Meeting in person or by proxy in order to hold the Annual Meeting and to conduct business. Your shares will be counted as being present at the Annual Meeting if you appear in person or by submitting a properly executed proxy card.

Votes Required for Each Proposal

      The vote required and method of calculation for the proposals to be considered at the Annual Meeting are as follows:

      o Proposal One -- Election of Directors. The Class I, Class II and Class III directors will be elected as described in Proposal One by a plurality of the votes cast.

      o Proposal Two -- Ratification of the Appointment of Tauber & Balser, P.C. as Independent Public Accountants. The ratification of the appointment of Tauber & Balser, P.C. as the Company's independent public accountants for the fiscal year ending July 31, 2005 requires the affirmative vote of a majority of the votes present, in person or by proxy, at the Annual Meeting and entitled to vote on Proposal Two.

      You may vote either "for" or "withhold" your vote for the election of any nominee as a director. You may vote "for," "against" or "abstain" from voting on the proposal to ratify the appointment of Tauber & Balser, P.C. as the Company's independent public accountants.

Abstentions and Broker Non-Votes

      If you return a proxy card indicating an abstention from voting on a proposal, the shares so represented by the proxy card will be counted as present for the purpose of determining whether a quorum is present, but the shares will not be voted on the proposal. With respect to the election of the directors, an abstention will have no effect because directors are elected by a plurality of the votes cast. If you abstain from voting on the proposal to ratify the appointment of Tauber & Balser, P.C. as the Company's independent public accountants, your abstention will have the same effect as a vote against the proposal.

      Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Your broker will have discretionary authority to vote your shares on each of the proposals to be considered at the Annual Meeting, which are both routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares "FOR" Proposal One and "FOR" Proposal Two. A "broker non-vote" occurs when a broker expressly indicates on a proxy card that it is not voting on a matter. To the extent your broker submits a broker non-vote with respect to your shares on a proposal, your shares will not be deemed "votes cast" with respect to that proposal and will have the same effect as an abstention with respect to that proposal. Accordingly, broker non-votes will have no effect on the outcome of the vote with respect to the election of the directors and will have the same effect as a vote against the proposal to ratify the appointment of Tauber & Balser, P.C. as the Company's independent public accountants.

Proxy Solicitation Costs

      ICC will bear the entire cost of proxy solicitation, including the preparation, assembly, printing and mailing of proxy materials. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone, telegram or facsimile. No additional compensation will be paid to such persons for such solicitation.

      ICC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to you. ICC expects its Corporate Controller to tabulate the proxies and act as the inspector of the election.

Deadline for Receipt of Stockholder Proposals for 2005 Annual Meeting

      As a stockholder, you may be entitled to present proposals for action at the 2005 annual meeting of stockholders if you comply with the requirements of ICC's By-laws. You may contact ICC's corporate Secretary at ICC's corporate headquarters for a copy of the relevant By-law provisions regarding the requirements for making stockholders proposals. Proposals of the Company's stockholders intended to be presented for consideration at the Company's 2005 annual meeting of stockholders must be received by the Company at its principal executive offices no later than September 30, 2005 in order to be included in the proxy statement and form of proxy relating to that meeting. If you fail to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority if the proposal is raised at the 2005 annual meeting.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Nominees

      ICC's bylaws provide that a maximum of ten directors may serve on its board of directors. The board of directors is currently divided into three classes, each referred to as a "Class," having staggered terms of three years each. Of the current directors, two Class I directors have terms expiring at the 2006 annual meeting, six Class II directors have terms expiring at this Annual Meeting and one Class III director has a term expiring at the 2005 annual meeting.

      The board of directors has nominated Donald R. Harkleroad for election as a Class I director at this Annual Meeting; Spencer I. Browne, John S. Simon and Thomas J. Stallings as Class II directors at this Annual Meeting and G. Michael Cassidy and Arthur R. Medici as Class III directors this Annual Meeting. Messrs. Kim D. Cooke and Charles C. Johnston are currently Class I directors whose terms expire at the 2006 annual meeting, and Mr. Richard J. Berman is currently a Class III director whose term expires at the 2005 annual meeting. If elected at this Annual Meeting, Mr. Harkleroad will serve as a Class I director until the 2006 annual meeting; Messrs. Browne, Simon and Stallings will serve as a Class II directors until the 2007 annual meeting; Messrs. Cassidy and Medici will serve as a Class III directors until the 2005 annual meeting, or a special meeting in lieu thereof, and until their respective successors are elected and qualified.

      If you sign and return the enclosed proxy, your shares will be voted for Messrs. Harkleroad, Browne, Simon, Stallings, Cassidy and Medici, unless you indicate on your proxy card that you are withholding your vote for a nominee. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy may be voted for a substitute nominee designated by the present board of directors to fill the vacancy. The Company has no reason to believe that any of the nominees for election will not be available to serve his prescribed term.

Information Concerning Directors

      The name of each current director and the nominees for election as directors and certain background information about such persons as of January 24, 2005 is set forth below. Information as to stock ownership of each current director and the nominees for election as directors is set forth below under "PRINCIPAL STOCKHOLDERS."

                                               Term Expiring as
                                                of the Annual
                                                 Meeting for
  Name                       Director Since      Years Ending:
----------------------       --------------    ----------------

Class I
-------
Kim D. Cooke                     2000               2006
Charles C. Johnston              1996               2006

Class II
--------
Spencer I. Browne                2002               2004
G. Michael Cassidy               1997               2004
Donald R. Harkleroad             2004               2004
Arthur R. Medici                 1996               2004
John S. Simon                    2004               2004
Thomas J. Stallings              2004               2004

Class III
---------
Richard J. Berman                1998               2005


                     NOMINEE TO SERVE AS A CLASS I DIRECTOR
             SERVING FOR A TERM EXPIRING AT THE 2006 ANNUAL MEETING

      Donald R. Harkleroad, age 60, joined ICC as a director in June 2004 following ICC's acquisition of Electronic Commerce Systems, Inc., in which Mr. Harkleroad was Chairman. Mr. Harkleroad is Founder and President of The Bristol Company, a diversified investment and management holding company formed in 1983, and is an officer and director of several of its subsidiaries and affiliated companies. Additionally, Mr. Harkleroad serves on the board of directors of Summit Bank Corporation and Phoenix Group Corporation. He is also a transactional lawyer and private investor with extensive management, investment and entrepreneurial experience.

                          CONTINUING CLASS I DIRECTORS
             SERVING FOR A TERM EXPIRING AT THE 2006 ANNUAL MEETING

      Kim D. Cooke, age 49, is a founding partner and Managing Director of Blue Water Capital, L.L.C., a private venture capital firm, founded in 1996. Mr. Cooke has served on ICC's board of directors since 2000. Mr. Cooke serves on the boards of directors of Tech Enterprises Inc. (Techbooks), Verus Financial Management, Inc. and Streampipe, Inc., and is an Advisory Board member to the Washington Global Fund. He is a transactional lawyer and private equity investor with extensive business and legal experience. Mr. Cooke also serves as a director of several not-for-profit organizations. Mr. Cooke was appointed ICC's "lead" director in November 2003.

      Charles C. Johnston, age 69, was Chairman of the board of directors of ICC from October 2001 until January 2003. Mr. Johnston has served on ICC's board of directors since 1996. Mr. Johnston is presently an active private investor and serves as Chairman of McData Corporation (Nasdaq: MCDTA/MCDT), as well as a director of AuthentiDate Holding Corporation (NASDAQ: ADAT) and Intacta Technologies, Inc. (OTCBB: ITAC). From 1990 to 1992, Mr. Johnston was chairman of Teleglobe Inc., a computer services company. Since January 1990, Mr. Johnston has been a member of the board of directors of Teleglobe Inc. Mr. Johnston was Chairman and Chief Executive Officer of ISI Systems Inc., a developer of software systems and related services, from 1969 to 1992 (ISI was sold to Teleglobe Corporation of Montreal, Canada in 1989).

                    NOMINEES TO SERVE AS A CLASS II DIRECTOR
             SERVING FOR A TERM EXPIRING AT THE 2007 ANNUAL MEETING

      Spencer I. Browne, age 54, has served as a director of ICC since January 2002 and served as Chairman of the board of directors from March 2003 to November 2003. Mr. Browne is a principal of Strategic Asset Management, LLC, a privately owned investment firm, which he founded in November 1996. He also currently serves as a director of Annaly Mortgage Management (NYSE: NLY), Delta Financial Corporation (AMEX: DFC), Government Properties Trust, Inc. (NYSE: GPT) and Kronos Advanced Technologies, Inc. (OTCBB: KNOS). Mr. Browne has held various executive and management positions with several publicly traded companies engaged in businesses related to the residential and commercial mortgage loan industry. From August 1988 until September 1996, Mr. Browne served as President, Chief Executive Officer and a director of Asset Investors Corporation (AIC), a company he co-founded in 1986. He also served as President, Chief Executive Officer and a director of Commercial Assets, Inc., an affiliate of AIC, from its formation in October 1993 until September 1996. In addition, from June 1990 until March 1996, Mr. Browne served as President and a director of M.D.C. Holdings, Inc. (NYSE: MDC), a national homebuilder and mortgage banking company.

      John S. Simon, age 48, joined ICC as a director in October 2004. Mr. Simon has been the Chief Executive Officer of afterBOT, Inc. since 2002. afterBOT(TM) is the leader in using digital receipt technology to improve the internal operations of retailers while providing real time visibility into sales performance that enables retailers and their suppliers to improve the efficiency of their supply chain while making it consumer demand driven. Mr. Simon has more than 23 years of experience in the retail industry, including 14 years with QRS Corporation where he was a Founder in 1988. While at QRS he developed, sold, implemented and operated the leading data synchronization, electronic commerce, supply chain company ultimately supporting over 9,000 customers in the general merchandise, grocery/CPG and consumer durables segments of the retail industry. Mr. Simon was also formerly a director of Electronic Commerce Systems, Inc., which was acquired by ICC in June 2004.

      Thomas J. Stallings, age 57, joined ICC in December 2003 as Chief Operating Officer, in which position he served until April 2004, when he was appointed Chief Executive Officer. Mr. Stallings has also served on ICC's board of directors since June 2004. Prior to joining ICC, Mr. Stallings spent seven years in the management of venture capital backed or privately held technology companies. He was the president and chief operating officer of CoreHarbor, from October 2002 to June 2003, where his efforts lead to the effective merger between CoreHarbor and USinternetworking Inc. From 1999 to 2002, he served as president and chief executive officer of Cambar Software Inc. and was successful in completing a sale of the company to a private investment group in November 2002. From 1997 to 1999, he served as president and chief executive officer of Analytika, Inc. where he effectively grew this early stage software development firm and completed the sale of the company in late 1999 to Dendrite International. From 1995 to 1996, Stallings was a vice president with Oracle, responsible for sales and marketing to Oracles top enterprise customers in the telecommunications industry. Prior to 1996, Stallings held progressively responsible management and executive positions at IBM.

                    NOMINEES TO SERVE AS A CLASS III DIRECTOR
             SERVING FOR A TERM EXPIRING AT THE 2005 ANNUAL MEETING

      G. Michael Cassidy, age 52, has served as ICC's President since March 2001, on ICC's board of directors since 1997 and as Chairman since March 2004. From March 2001 to March 2004, he served as Chief Executive Officer of ICC and from July 1999 to March 2001, he served as Executive Vice President - Sales of ICC. Mr. Cassidy is the developer of ICC's business model and a co-founder of ICC. From April 1997 to July 1999, Mr. Cassidy was the Executive Vice President and General Manager of ICC. From October 1996 to April 1997, Mr. Cassidy engaged in management consulting. From August 1993 to October 1996, Mr. Cassidy was President and Chief Executive Officer of Greentree Software, a software development company specializing in supply chain management software solutions for Fortune 1000 companies. He began his sales career at International Business Machines Corporation and later managed strategic alliances for Coopers & Lybrand, Certified Public Accountants.

      Arthur R. Medici, age 55, has served as ICC's Chief Operating Officer since April 2004 and has served as a director since 1996. Prior to April 2004, Mr. Medici served as President and Chief Executive Officer of Logilent, a venture backed software developer of tools for network management, training and engineer certification since December 2001. Logilent was acquired by Toolwire, Inc. in May 2003. Prior to December 2001, Mr. Medici was President and Chief Executive Officer of SmartSoft, a software company that developed innovative approaches for teaching reading and assessing vocational aptitude while also acting as an advisor to management of a variety of companies in the Internet and telecommunications businesses. From February 1999 until June 2000, he was the Senior Vice President of Marketing of Cable & Wireless USA, Inc., the United States subsidiary of a global telecommunications company. He was President and Chief Executive Officer of ICC from November 1996 until September 1998 and he remained President of ICC until February 1999. Prior to November 1996, he held various senior executive roles with such companies as The Thomson Corporation, NEC Information Systems and International Business Machines Corporation.

                          CONTINUING CLASS III DIRECTOR
             SERVING FOR A TERM EXPIRING AT THE 2005 ANNUAL MEETING

      Richard J. Berman, age 62, joined ICC in September 1998 as Chairman and Chief Executive Officer and served as ICC's Chief Executive Officer from 1998 until June 1999. Mr. Berman's business career spans thirty-five years of venture capital, management and merger and acquisitions experience. He is Chairman of Financial Services Corporation, and of Candidate Resources, Inc., the leading provider of HR services over the Web. Mr. Berman is a director of the following public companies: International Microcomputer Software, Inc. (OTCBB: IMSI.OB); NexMed, Inc. (Nasdaq: NEXM); MediaBay, Inc. (Nasdaq: MBAY); Dyadic International, Inc. (OTCBB: DYAD.OB), and GVI Security Solutions, Inc. (OTCBB:
GVIS.OB). Previously, Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the M&A and Leverage Buyout Departments; created the largest battery company in the world by merging Prestolite, General Battery and Exide to form Exide (NYSE); helped create what is now Soho (NYC) by developing five buildings; and advised on over $4 billion of M&A transactions. He is a former director of the Stern School of Business of NYU.

      Neither any of the nominees for election as a director nor any director has any family relationship with any other director or any executive officer of the Company.

Board of Directors' Recommendation

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

Information Concerning Executive Officers

      The executive officers of the Company, along with their positions with the Company, as of December 31, 2004 are as follows:

Name                       Position
----                       --------

Thomas J. Stallings (1)    Chief Executive Officer
G. Michael Cassidy (2)     President, Chairman
Anthony J. D'Angelo        Senior Vice President, Electronic Commerce
                           Network Services
David Hubbard              Chief Technology Officer
Arthur R. Medici (3)       Chief Operating Officer
Glen E. Shipley            Chief Financial Officer

(1) Information for Thomas J. Stallings is provided above under "Information Concerning Directors."

(2) Information for G. Michael Cassidy is provided above under "Information Concerning Directors."

(3) Information for Arthur R. Medici is provided above under "Information Concerning Directors."

      Anthony J. D'Angelo, age 42, joined ICC in April 1997. Mr. D'Angelo served as ICC's director of Electronic Commerce services until December 1998, when he was named ICC's vice president of Electronic Commerce Services. In July 1999, Mr. D'Angelo was named ICC's senior vice president, Electronic Commerce Network Services. Prior to joining ICC, Mr. D'Angelo was with Standard Motor Products for 12 years. Mr. D'Angelo was corporate IS manager for Standard Motor Products where he was in charge of IT issues for its Canadian subsidiary, mid-western division, and sales force, and developed and managed corporate electronic commerce and electronic data interchange systems.

      David Hubbard, age 48, has been the chief technology officer of ICC since April 1997. He has more than 20 years of large systems design experience. Prior to joining ICC, Mr. Hubbard was the chief technology officer of Track Data Corp., a financial services company that provides direct access brokerage, real-time financial market data, news, and research to investors. During his 14 years at Track Data, Mr. Hubbard directed engineering for its real-time market ticker feeds and data analysis systems, handling most of the world's stock, options and commodity exchanges, as well as most major national and international news services. Mr. Hubbard began his career at Data General.

      Glen E. Shipley, age 54, joined ICC as Chief Financial Officer on November 1, 2004. Prior to joining ICC, Mr. Shipley served as a financial consultant to several commercial enterprises since March 2004. From May 2003 to March 2004, Mr. Shipley served as Chief Financial Officer of Melita International, Inc., which was acquired by Concerto Software, Inc. From February 2002 to May 2003, Mr. Shipley served as a consultant for various software and genomics companies on operational and financial issues. From October 2000 to January 2002, Mr. Shipley served as Chief Financial Officer and Administrative Officer for eshare communications, Inc., a leading provider of integrated customer interaction and intelligent call management solutions, which was later acquired by divine, Inc. From October 1998 to September 2000, Mr. Shipley served as Chief Financial Officer and Secretary of Vanishing Point, Inc., a venture backed start-up company that utilized advanced technology to deliver aesthetic medical treatments in retail settings. Mr. Shipley is a certified public accountant and is a current member of the bar in Washington.

      Officers serve, at the discretion of the board of directors, until the meeting of the board of directors next following each annual meeting of stockholders.

Board of Directors and Committee Meetings

      The Company's board of directors held 10 meetings during fiscal 2004. All of the Company's directors attended at least 75% of the meetings of the board of directors and any applicable committee held while they were members of the Company's board of directors or the applicable committee. The board of directors has standing audit, compensation and nominating/corporate governance committees.

      The following table shows the membership of our standing committees of the board of directors as of December 31, 2004:


                                                                       Nominating/Corporate
         Name                           Audit        Compensation          Governance
         ----                           -----        ------------          ----------

         Richard J. Berman                X                X
         Spencer I. Browne (1)                                                  X
         Kim D. Cooke (2)                 X                                     X
         Donald R. Harkleroad (3)                                               X
         Charles C. Johnston              X                X
         Arthur R. Medici (4)
         John S. Simon (5)                                 X

1. Mr. Brown served as a member of the Compensation Committee until October 2004 and was appointed to the Nominating/Corporate Governance Committee in October 2004.
2.    Mr. Cooke served as a member of the Compensation Committee until October
      2004.
3. Mr. Harkleroad was appointed to the Nominating/Corporate Governance Committee in October 2004.

4.    Mr. Medici served as a member of the Compensation Committee until March
      2004.
5.    Mr. Simon was appointed to the Compensation Committee in October 2004.

      The Audit Committee consists entirely of non-employee directors, and its responsibilities include acting as the liaison between ICC and its independent public accountants and performing such other functions as are set forth in the Revised Audit Committee Charter. Mr. Johnston serves as Chairman of the audit committee. During the fiscal year ended July 31, 2004, the Audit Committee met 2 times. The report of the Audit Committee for the Company's 2004 fiscal year can be found beginning on page 18 of this Proxy Statement. All present members of the Audit Committee satisfy the independence requirements of The Nasdaq Stock Market. The board of directors has determined that Charles C. Johnston is an "audit committee financial expert" and "independent" as defined by the applicable rules of the Securities and Exchange Commission.

      The Compensation Committee also consists entirely of non-employee directors, and its responsibilities include the granting of options under and the administration of ICC's Amended and Restated Stock Option Plan (the "Option Plan"), reviewing and approving the compensation of ICC's executive officers and such other employees of ICC as are assigned to the Compensation Committee by the board of directors and making recommendations to the board of directors with respect to standards for setting compensation levels. During the Company's fiscal year ended July 31, 2004, the Compensation Committee met 2 times. The report of the Compensation Committee on Executive Compensation for the 2004 fiscal year can be found beginning on page 17 of this Proxy Statement.

      The Nominating/Corporate Governance Committee (the "Committee") consists of Messrs. Cooke, Browne and Harkleroad, all of whom the board has determined are independent within the meaning of Rule 4200(a)(15) of the NASD listing standards and the regulations of the Securities and Exchange Commission. Mr. Cooke serves as chairman of the Committee. The function of this committee is to assist the board by: (1) developing and recommending to the board for approval criteria for the selection of nominees for election or appointment to the board,
(2) recommending director nominees for election or appointment to the board consistent with criteria approved by the board, (3) recommending to the board appropriate director nominees for board committees, (4) recommending compensation for non-employee directors for their service on the board and committees of the board, (5) developing and recommending to the board corporate governance principals applicable to the Company, (6) developing and recommending to the board procedures to permit more effective communication from stockholders to the board, and (7) leading the board and it's committees in their annual review of performance. The Committee met twice in 2004.

      In identifying qualified individuals to become members of the board of directors, the Committee selects candidates whose attributes it believes would be most beneficial to the Company. The Committee evaluates each individual's experience, integrity, competence, diversity, skills and dedication in the context of the needs of the board of directors.

      The Committee has developed and recommended provisions which address the process by which a stockholder may nominate an individual to stand for election to the board of directors at the Company's annual meeting of stockholders. Generally, stockholders desiring to make such recommendations should submit a written notice of the recommendation to the Chief Executive Officer of the Company. In order for any nomination notice to be considered timely for next year's annual meeting of stockholders, the written notice must be received by the Chief Executive Officer of the Company not less than 60 days nor more than 90 days in advance of the first anniversary of the previous year's annual meeting of stockholders. Stockholders may contact the Chief Executive Officer at the Company's principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for nominating director candidates. The referenced provisions as well as others dealing with stockholder communications will be posted on the Company's website in the near future.

      In fiscal 2004 the Committee performed the following tasks:

      o received one nomination for the board, evaluated the nominee and recommended that he be appointed to fill a vacancy;

      o reviewed the board composition and made recommendations as to all the committee assignments for the committees of the Board;

      o reviewed the board compensation for non-employee directors in light of industry standards for similarly sized companies and made recommendations to the board based thereon;

      o began to develop for recommendation to the board comprehensive corporate governance and stockholder communication principals relevant to the Company; and

      o     developed a plan for annual director performance reviews.

      The board has adopted a Nominating/Corporate Governance Committee Charter, which is attached hereto as Annex B.

      The board of directors has not yet established a separate process for security holders to communicate with the board but will review this matter to determine if there should be a separate process for communication with individual board members or with the board of directors as a whole. Any stockholder who wishes to send a written communication to any member of the board may do so in care of ICC's Secretary, who will forward any communications directly to the director(s) in question.

      The board of directors does not have a policy with regard to directors' attendance at the annual meeting of stockholders. However, because a board meeting usually follows the annual meeting of stockholders, all directors are urged to attend the annual meeting of stockholders. Five of six directors attended the prior year's annual meeting of stockholders. One director was not able to attend the prior year's annual meeting due to a scheduling conflict.

Compensation Committee Interlocks and Insider Participation

      No interlocking relationship exists between any member of ICC's board of directors or compensation committee and any other company's board of directors or compensation committee.

Director Compensation

      Directors of ICC receive annual compensation of $25,000 for serving on the board of directors. This compensation is payable in shares of ICC's class A common stock. Members of the board of directors are reimbursed for all reasonable expenses incurred by them in connection with serving as directors of ICC. In the fiscal year ending July 31, 2004, each non-employee director was also granted options to purchase 10,000 shares of class A common stock at a price per share of $1.25 under the Option Plan.

                                  PROPOSAL TWO

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      During the fiscal year ended July 31, 2004, Deloitte & Touche LLP ("D&T") was the principal independent public accounting firm used by the Company. On January 13, 2005, the board of directors selected Tauber & Balser, P.C. as ICC's independent public accountants to audit ICC's consolidated financial statements for the current fiscal year ending July 31, 2005. The Company expects that a representative of Tauber & Balser, P.C. will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions.

      The audit reports of D&T on the consolidated financial statements of the Company for each of the years in the two year period ended July 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change the Company's independent public accounting firm was approved by the Company's Audit Committee and ratified and confirmed by the Company's board of directors an was based on the Company's relocation of its principal executive offices from New York, NY to Norcross, GA.

      During the two fiscal years ended July 31, 2004, and the subsequent interim period through October 31, 2004, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to D&T's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the consolidated financial statements for such periods.

      During the past two fiscal years and through October 31, 2004, D&T has not advised the Company of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934). The Company expects that a representative of D&T will be present by telephone at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions.

      During the two most recent fiscal years and through the date of Tauber & Balser, P.C.'s engagement, the Company has not consulted with Tauber & Balser, P.C regarding any matters specified in Items 304(a)(2)(i) or (ii) of Regulation S-K under the Securities Exchange Act of 1934.

Audit Fees

      The aggregate fees billed by D&T for professional services rendered for the audit of ICC's annual financial statements for the fiscal years ended July 31, 2003 and July 31, 2004, respectively, and for the reviews of the financial statements included in ICC's Quarterly Reports on Form 10-Q for those two fiscal years, were $192,819 and $240,811, respectively

Audit-Related Fees

      The aggregate fees billed by D&T for audit related services, generally consisting of fees for consents and consultations on accounting matters, rendered to ICC for the fiscal years ended July 31, 2003 and July 31, 2004 were $35,349 and $117,527, respectively. All of these audit-related fees were approved by the audit committee.

Tax Fees

      The aggregate fees billed by D&T for tax fees and generally fees for tax consulting services, rendered to ICC for the fiscal years ended July 31, 2003 and July 31, 2004 were $1,250 and $0, respectively. All of these tax fees were approved by the audit committee.

Pre-Approval Policies

      ICC's audit committee meets with ICC's independent auditors and reviews estimates for all accountant fees and services. The audit committee reviews estimates against actual fees expended for the fiscal year.

      ICC's audit committee has determined that the provision of services by D&T of other than audit related services is compatible with maintaining the independence of D&T as ICC's independent auditors.

Board of Directors' Recommendation

      Stockholder ratification of the appointment of Tauber & Balser, P.C. as ICC's independent public accountants is not required by the Company's by-laws or other applicable legal requirement. However, the board of directors is submitting the appointment of Tauber & Balser, P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee and the board of directors in their discretion will reconsider whether or not to retain Tauber & Balser, P.C. Even if the appointment is ratified, the board of directors, in its discretion, may appoint a different public independent accounting firm at any time during the year if it determines that such a change would be in the Company's best interests and in the best interests of its stockholders.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF TAUBER & BALSER, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF TAUBER & BALSER, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2005.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information regarding the beneficial ownership of the Company's class A common stock as of December 31, 2004 by:

      o each person that is known by the Company to beneficially own more than 5% of the Company's class A common stock;

      o each of the Company's directors and the nominees for election as directors;

      o     each of the Company's executive officers named on page 9; and

      o all the Company's current directors and executive officers as a group.

      Under the rules of the Securities and Exchange Commission, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable under stock options and warrants that are exercisable within sixty (60) days of December 31, 2004. The shares issuable under stock options and warrants are deemed outstanding for computing the percentage of each person's beneficial ownership of class A common stock, but are not deemed outstanding for computing the percentage of any other person. The percentage of beneficial ownership schedule is based upon 19,057,230 shares of class A common stock outstanding as of December 31, 2004. The address for those individuals for which an address is not otherwise provided is c/o Internet Commerce Corporation, 6801 Governors Lake Parkway, Norcross, GA 30071. To ICC's knowledge, except as indicated in the footnotes to the following table and pursuant to applicable community property laws, the persons named in the table have sole voting power and investment power with respect to all shares of class A common stock listed as beneficially owned by them.


                                                                     Beneficial Ownership
                                                              ------------------------------------
Name and Address                                                  Number               Percent
-------------------------------------------------------       ----------------     ---------------
Principal Stockholders
Blue Water Venture Fund II, L.L.C. (1)                           1,400,698              7.35%
    1420 Beverly Road, Suite 300
    McLean, Virginia 22101
Cable & Wireless PLC (2)                                         1,209,330              6.35%
    124 Theobalds Road
    London WCIX 8RX
Executive Officers and Directors
Richard J. Berman  (3)                                             513,058              2.68%
Spencer I. Browne (4)                                              345,098              1.81%
G. Michael Cassidy (5)                                             639,135              3.35%
Kim D. Cooke (6)                                                    87,934                  *
Anthony J. D'Angelo (7)                                            277,852              1.46%
Donald R. Harkleroad (8)                                           508,204              2.67%
David Hubbard (9)                                                  352,488              1.85%
Charles C. Johnston (10)                                           172,934                  *
Arthur R. Medici (11)                                              373,734              1.96%
Glen E. Shipley (12)                                                66,680                  *
John S. Simon                                                        4,422                  *
Thomas J. Stallings(13)                                            253,340              1.33%
All current directors and executive officers as a
group (12 persons) (14)                                          3,594,880             18.86%

----------------------------
*  Less than 1%

      (1) Includes 208,390 shares of class A common stock issuable upon the exercise of warrants and 192,307 shares of class A common stock issuable upon conversion of 250 shares of series D preferred stock. Kim D. Cooke, a director of ICC, is a managing director of Blue Water Capital II, L.L.C., the managing member of the Blue Water Venture Fund II, L.L.C. (see footnote 6).

      (2) Includes 447,628 shares of class A common stock issuable upon the conversion of 10,000 shares of series C preferred stock and 400,000 shares of class A common stock issuable upon the exercise of warrants.

      (3) Includes 390,000 shares of class A common stock issuable upon the exercise of options. Does not include 5,000 shares of class A common stock owned by Mr. Berman's wife, in which shares Mr. Berman disclaims any beneficial interest.

      (4) Includes 65,000 shares of class A common stock issuable upon the exercise of options and 82,376 shares of class A common stock issuable upon the exercise of warrants.

      (5) Includes 631,635 shares of class A common stock issuable upon the exercise of options.

      (6) Consists of 55,000 shares of class A common stock issuable upon the exercise of options. Does not include 1,000,001 shares of class A common stock and an aggregate of 400,697 shares of class A common stock issuable upon the exercise of warrants and the conversion of 250 shares of series D preferred stock owned by Blue Water Venture Fund II, L.L.C., of which Mr. Cooke is a managing director, in which securities Mr. Cooke disclaims any beneficial interest.

      (7) Includes 249,466 shares of class A common stock issuable upon the exercise of options and 7,692 shares of class A common stock issuable upon the exercise of warrants.

      (8) Includes 507,204 shares of class A common stock are owned by The Bristol Company, of which Mr. Harkleroad is the President and sole stockholder.

      (9) Includes 317,263 shares of class A common stock issuable upon the exercise of options and 9,874 shares of class A common stock issuable upon the exercise of warrants.

      (10) Includes 70,000 shares of class A common stock issuable upon the exercise of options. Does not include 61,272 shares of class A common stock and 36,909 shares of class A common stock issuable upon the exercise of warrants owned by CCJ Trust, of which Mr. Johnston is the investment manager, in which securities Mr. Johnston disclaims any beneficial interest.

      (11) Includes 312,729 shares of class A common stock issuable upon the exercise of options and 13,333 shares of class A common stock issuable upon the exercise of warrants. Does not include an aggregate of 136,251 shares of class A common stock owned by Mr. Medici's wife and shares of class A common stock held by his wife as custodian for his daughters, in which securities Mr. Medici disclaims any beneficial interest.

      (12) Includes 66,680 shares of class A common stock issuable upon the exercise of options.

      (13) Includes 233,240 shares of class A common stock issuable upon the exercise of options.

      (14)  See footnotes (3) through and including (13) above.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth the compensation paid or earned for services rendered during the three fiscal years ended July 31, 2004 to ICC's current chief executive officer and the four other most highly compensated executive officers of ICC serving during the fiscal year ended July 31, 2004 (the "Named Executive Officers").


                                                                                         Long Term
                                                                  Annual             Compensation Awards
                                           Fiscal              Compensation         Securities Underlying      All other
Name and Principal Position                 Year           Salary         Bonus           Options             Compensation
---------------------------                ------          ------         -----     ---------------------     ------------

Thomas J. Stallings (1)                     2004         $140,000           --            475,000                  --
  Chief Executive Officer

G. Michael Cassidy (2)                      2004         $250,000           --               --                    --
  Chairman and President                    2003          250,000           --             20,000                  --
                                            2002          250,000           --            305,614                  --

Walter M. Psztur (3)                        2004         $166,250           --               --                $ 95,000
     Chief Financial Officer                2003          190,000       $ 20,000           20,000                  --
     and Secretary                          2002          190,000           --            179,266                  --

David Hubbard                               2004         $175,000           --               --                    --
   Chief Technology Officer                 2003          175,000       $ 10,000             --                    --
                                            2002          175,000           --            113,930                  --

Anthony J. D'Angelo                         2004         $175,000           --               --                    --
    Senior Vice President,                  2003          175,000       $ 10,000             --                    --
    Electronic Commerce Solutions           2002          175,000           --            113,930                  --

      (1)   Mr. Stallings was named Chief Executive Officer on April 1, 2004.
      (2)   Mr. Cassidy served as Chief Executive Officer until March 31, 2004.
      (3) On June 11, 2004, ICC entered into a Separation Agreement with Mr. Psztur. Terms of that agreement required ICC to pay $95,000, payable in semi-monthly installments of $7,917, commencing on June 30, 2004.

Option Grants in Fiscal Year 2004

      The following table provides information relating to option grants to the Named Executive Officers during the fiscal year ended July 31, 2004.


                                                                                                       Potential Realizable
                                                Percentage of Total                                      Values at Assumed
                        Number of Securities    Options Granted to                                     Annual Rates of Stock
                         Underlying Options         Employees in      Exercise Price   Expiration      Price Appreciation
Name                          Granted               Fiscal 2004         per Share         Date            5%            10%
----                          -------               -----------         ---------         ----            --            ---

G. Michael Cassidy             90,000                 7.50%               $  1.25      4/20/2010      $ 70,751      $179,296
Anthony D'Angelo               60,000                 5.00%                  1.25      4/20/2010        47,167       119,531
David Hubbard                  60,000                 5.00%                  1.25      4/20/2010        47,167       119,531
Walter Psztur                  60,000                 5.00%                  1.25      4/20/2010        47,167       119,531
Thomas J. Stallings           300,000                25.00%                  0.96      12/1/2013       181,122       458,998
                               75,000                 6.25%                  2.50      12/1/2013        45,280       114,749

      (1) Options granted under the Option Plan. Such options are fully vested and exercisable as of the date of grant, and were granted in exchange for the cancellation of 150,000 options to purchase shares of class A common stock with an exercise price of $19.00 per share.

      (2) Options granted under the Option Plan. Such options are fully vested and exercisable as of the date of grant, and were granted in exchange for the cancellation of 100,000 options to purchase shares of class A common stock with an exercise price of $19.00 per share.

      (3) Options granted under the Option Plan. Such options vest and are exercisable as follows: 100,000 options vest and are fully exercisable 90 days after the grant date; 100,000 options vest and are fully exercisable on the first anniversary of the grant date; and 100,000 options vest and are fully exercisable on the second anniversary of the grant date, provided that all such options shall in any event vest in full upon a change in control of ICC.

      (4) Options granted under the Option Plan. Such options vest and are exercisable as follows: 25,000 options vest and are fully exercisable on the day the closing price for ICC's Class A Common Stock equals or exceeds $3.50 for 20 consecutive trading days; 25,000 options vest and are fully exercisable on the day the closing price for ICC's Class A Common Stock equals or exceeds $5.00 for 20 consecutive trading days; and 25,000 options vest and are fully exercisable on the day the closing price for ICC's Class A Common Stock equals or exceeds $7.50 per share for 20 consecutive trading days, provided that all such options shall in any event vest in full five years after the grant date or upon a change in control of ICC.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

      The following table provides information relating to option exercises by the Named Executive Officers during the fiscal year ended July 31, 2004. In addition, the table indicates the number and value of vested and unvested options held by these Named Executive Officers as of July 31, 2004.

      The "Value Realized" on option exercises is equal to the difference between the fair market value of ICC's class A common stock on the date of exercise less the exercise price. The "Value of Unexercised In-the-Money Options at July 31, 2004" is based on $1.29 per share, the closing sale price of ICC's class A common stock on the Nasdaq National Market on July 30, 2004 (last trading day of ICC's fiscal year), on which exchange ICC's class A common stock was trading on such date, less the exercise price, multiplied by the aggregate number of shares subject to outstanding options.


                                                        Number of Securities Underlying     Value of Unexercised
                                                            Unexercised Options at         In-the-Money Options at
                                                                July 31, 2004                  July 31, 2004
                                  Shares                  ----------------------------    ---------------------------
                                 Acquired      Value
Name                            on Exercise   Realized    Exercisable    Unexercisable    Exercisable   Unexercisable
--------------------------      -----------   --------    -----------    -------------    -----------   -------------

Thomas J. Stallings                 --           --         100,020         274,980        $ 33,007       $ 65,993
G. Michael Cassidy                  --           --         631,635         100,000         237,478           --
Walter M. Psztur                    --           --         313,933          58,333           2,400           --
David Hubbard                       --           --         317,263          36,667         119,196           --
Anthony J. D'Angelo                 --           --         249,466          36,667           2,400           --

Employment Agreements

      ICC entered into an agreement with Thomas J. Stallings. Under the terms of his employment agreement, Mr. Stallings receives base salary at the annual rate of $240,000, an executive bonus based upon ICC's revenue and EBIDTA performance, six months of salary for termination other than for cause, six months of salary for a change in control causing termination of employment and options to purchase shares of class A common stock (see "Option Grants in Fiscal Year 2004" above).

Board Compensation Committee Report on Executive Compensation

Compensation Philosophy

      ICC's executive compensation program is administered by the Compensation Committee of our board of directors. The Compensation Committee is currently composed of three (3) non-employee directors. The compensation committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under the Option Plan. The objectives of the committee are to correlate executive compensation with our business objectives and performance, and to enable us to attract, retain and reward executive officers who contribute to our long-term success.

      ICC's compensation program is designed to attract, retain, inspire and reward executive officers who contribute to ICC's overall success. The Compensation Committee adheres to the following philosophy regarding compensation of the Company's executive officers:

      o to provide competitive total pay opportunities in order to attract, retain and motivate high quality executive talent critical to the Company's success;

      o to pay for performance through a compensation mix that emphasizes competitive cash incentives and merit-based salary increases and de-emphasizes entitlements and perquisites;

      o to create a mutuality of interest between executives and stockholders through a stock option program; and

      o to focus the executive's attention on overall corporate objectives as well as the executive's specific operational objectives.

      As the industry in which the Company operates is extremely competitive, the Compensation Committee believes that the compensation program for executive officers should be designed to retain and motivate talented executives responsible for the success of the Company, and should be determined within the competitive environment within which the Company is situated and based on the achievement of business objectives, individual contribution and financial performance. The goals of the Compensation Committee are to provide a total compensation package that considers the compensation practices of companies with which the Company competes for executive officers, provides variable compensation that is linked to achievement of financial and individual performance goals, and aligns the interests of the executive officers with those of the Company by providing them with an equity stake in the Company. Compensation is designed to fall within the central tendency of the range of that paid to comparable executives in other similarly sized and like industry corporations.

      Components of Executive Compensation

      The compensation program for the Company's executive officers consists of the following components:

      o     base salary;

      o     long-term stock option incentives; and

      o     incentive bonus.

      Base Salary

      The Compensation Committee reviewed and approved salaries for the Chief Executive Officer and the other Named Executive Officers during the fiscal year ended July 31, 2004. Base salaries were established by the Compensation Committee based upon competitive compensation data for similar public companies, an executive's job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

      Long-Term Stock Option Incentives

      The Compensation Committee provides the Company's executive officers with long-term incentive compensation through grants of options to purchase the Company's common stock. The goal of the long-term stock option incentive program is to align the interests of executive officers with those of the Company's stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. It is the belief of the Compensation Committee that stock options directly motivate an executive to maximize long-term stockholder value. The philosophy of administering the long-term stock option incentive plan is to tie the number of stock options awarded to each employee in the plan to the performance of the Company and to the individual contribution of each employee in the plan. To carry out this philosophy, the Company establishes a target option award based upon each executive officer's position, responsibilities, and historical and expected future contributions to our company. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company.

      Incentive Bonus

      The Compensation Committee reviewed and approved the Company's Management Bonus Plan for the Chief Executive Officer and other management level employees. Our Chief Executive Officer's bonus is determined by the Compensation Committee, without participation by him. Bonus payments to our Chief Financial Officer and other management personnel are determined by the Compensation Committee in consultation with ICC's Chief Executive Officer. The goal of the incentive bonus plan is to tie a portion of the compensation of each employee in the plan to the performance of the Company, and to the individual contribution of each employee in the plan. To carry out this philosophy, the Company's Bonus Plan establishes a target bonus calculated as a percentage of the employee's base salary. The bonus amounts then are determined by specific Company-based performance goals as measured at the end of the fiscal year.

                                    Richard J. Berman
                                    Charles C. Johnston
                                    John S. Simon

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOREGOING REPORT SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                          REPORT OF THE AUDIT COMMITTEE

      The following is the report of the Audit Committee with respect to the Company's audited consolidated financial statements for fiscal year ended July 31, 2004.

      The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has also discussed with D&T, the Company's independent public accountants for the fiscal year ended July 31, 2004 matters relating to the auditors' judgments about the acceptability, as well as the quality, of the Company's accounting principles, as applied in its financial reporting as required by Statement of Auditing Standards No. 61, Communications with Audit Committees. D&T has confirmed to the Audit Committee that it is in compliance with the rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. The Audit Committee received and discussed with D&T its written disclosures as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

      Based on the Audit Committee's review and discussion referred to above, the Audit Committee recommended to the Company's board of directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2004 for filing with the Securities and Exchange Commission.

                                    Richard J. Berman
                                    Kim D. Cooke
                                    Charles C. Johnston

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOREGOING REPORT SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                                 CODE OF ETHICS

      We have a Code of Ethics applicable to the Company's Chief Executive Officer, Chief Financial Officer, Controller, financial managers and any persons performing similar finance and accounting functions.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ICC's executive officers and directors, and stockholders owning more than 10% of a registered class of ICC's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and such stockholders are required by SEC regulations to furnish ICC with copies of all forms they file pursuant to these requirements. Based solely on ICC's review of the copies of such forms that ICC has received, or written representations from reporting persons, ICC believes that during the fiscal year ended July 31, 2004, all executive officers and directors of ICC and such stockholders complied with all applicable filing requirements on a timely basis with the exception that Richard J. Berman, Spencer I. Browne, Kim D. Cooke, Fred Ciporen (a former director of the Company), Charles C. Johnston and Arthur R. Medici were each late in filing one Form 4.

                           RELATED PARTY TRANSACTIONS

      During the fiscal year ended July 31, 2004, ICC was billed approximately $69,806 by Cable & Wireless for telecommunication services. Cable & Wireless owns all of ICC's outstanding shares of series C preferred stock.

      John S. Simon and Donald R. Harkleroad, directors of ICC, were both formerly directors of Electronic Commerce Systems, Inc., which was acquired by ICC in June 2004.

      ICC has not been a party to any other transaction or series of transactions involving $60,000 or more and in which any director, nominee for election as a director, executive officer or holder of more than 5% of ICC's capital stock had a material interest, except for compensation paid to executive officers and directors of ICC as such. See "Executive Compensation" above.

                          STOCK PRICE PERFORMANCE GRAPH

      The following graph illustrates a comparison of the five-year cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company's class A common stock with the CRSP Total Return Index for the Nasdaq National Market (U.S. and Foreign) (the "Nasdaq Market Index") and the CoreData Internet Software & Services Index ("CoreData Group Index"). The comparisons in the graph are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Company's class A common stock. Data for the Nasdaq Market Index and the CoreData Group Index assume reinvestment of dividends. ICC has never paid dividends on its class A common stock and has no present plans to do so.


                                [OBJECT OMITTED]


      Assumes $100 invested on August 1, 1999 and dividend reinvestment during the fiscal year in ICC class A common stock, the securities comprising the Nasdaq Market Index and the CoreData Group Index.

      A copy of the list of companies which comprise the MG Group Index may be obtained upon request by contacting Internet Commerce Corporation, 6801 Governors Lake Parkway, Suite 110, Norcross, Georgia 30071.

                                  OTHER MATTERS

      The Company knows of no other matter to be submitted to the stockholders for approval at the Annual Meeting. If any other matter properly comes before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

      It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to mark, sign and date the accompanying proxy card and return it to the Company as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

                                    For the Board of Directors of
                                    INTERNET COMMERCE CORPORATION


                                    /s/ Glen E. Shipley
                                    --------------------------------
                                    Glen E. Shipley
                                    Secretary

                                                                         ANNEX A

                          INTERNET COMMERCE CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                ON MARCH 1, 2005

      The undersigned stockholder of Internet Commerce Corporation (the "Company") hereby revokes all prior proxies and hereby appoints each of Glen E. Shipley and Thomas J. Stallings as a proxy for the undersigned, each with full power of substitution, to vote all shares of class A common stock, series C preferred stock and/or series D preferred stock of the Company which the undersigned is entitled to vote at the Company's annual meeting of stockholders for the fiscal year ended July 31, 2004, to be held at 6801 Governors Lake Parkway, Norcross, GA 30071, at 10:00 a.m., Eastern Standard Time, on Tuesday, March 1, 2005 and at any postponement or adjournment thereof, and the undersigned authorizes and instructs such proxies or their substitutes to vote as follows:

1. ELECTION OF DIRECTOR: To elect the nominee listed below to the board of directors for the term set forth in Proposal One of the Proxy Statement:

   FOR the nominee listed below                   WITHHOLD AUTHORITY
   (except as marked to the contrary     to vote for the nominee listed below
    below)


(INSTRUCTION: To withhold authority to vote for the nominee, strike a line through the nominee's name in the list below.)

Class I Director           Donald R. Harkleroad
----------------

Class II Director          Spencer I. Browne
----------------           John S. Simon
                           Thomas J. Stallings

Class III Director         G. Michael Cassidy
------------------         Arthur R. Medici

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: To ratify the appointment of Tauber & Balser, P.C. as the Company's independent public accountants for the fiscal year ending July 31, 2005:

            FOR [ ]          AGAINST [ ]            ABSTAIN [ ]

and in their discretion upon any other matter that may properly come before the meeting or any postponement or adjournment thereof.

            (Continued and to be dated and signed on the other side.)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELECTION THE NOMINEE FOR ELECTION AS A DIRECTOR SET FORTH IN THE PROXY STATEMENT AND FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND, IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES, FOR OR AGAINST ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

     Receipt of the Notice of Annual Meeting and of the Proxy Statement and the Company's 2004 Annual Report to stockholders accompanying the same is hereby acknowledged.


     PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.


                                    Dated: _____________________________, 2005


                                    __________________________________________
                                    (Signature of Stockholder)


                                    __________________________________________
                                    (Signature of Stockholder)

                                    Please sign exactly as your name(s) appears on your stock certificate. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

                                                                         ANNEX B

                          INTERNET COMMERCE CORPORATION

                         NOMINATING/CORPORATE GOVERNANCE
                                COMMITTEE CHARTER

a)    Purpose

      The Nominating/Corporate Governance Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Internet Commerce Corporation, Inc. (the "Company") to (1) develop and recommend to the Board for approval criteria for the selection of nominees for election or appointment to the Board, (2) recommend director nominees for election or appointment to the Board consistent with criteria approved by the Board;
      (3) recommend to the Board director nominees for each Board committee; (4) recommend to the Board appropriate compensation for non-employee directors for their service on the Board and committees of the Board. (5) develop and recommend to the Board for approval corporate governance principles applicable to the Company; (6) develop and recommend to the Board for approval procedures to permit more effective communication from stockholders to the Board; and (7) lead the Board and its committees in their annual review of performance.

b)    Committee Membership and Operations

      The Committee shall consist of no fewer than three members of the Board, all of whom shall meet the independence requirements of the Nasdaq National Market.

      The members of the Committee shall be appointed by the Board on the recommendation of the Committee. Committee members may be removed at any time, with or without cause, and replaced by the Board. Committee members may designate a Chairman of the Committee by majority vote of the Committee members, unless a Chairman is elected by the full Board.

      The Committee shall meet at least two times annually.

      The Chairman of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting and any member of the Committee may do so upon due notice at least forty-eight hours prior to the meeting. To the extent practicable, an agenda shall be distributed along with the notice of meeting.

      A quorum at any Committee meeting shall be a majority of its members present. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except as specifically provided herein (or where only two members are present, by unanimous vote). Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held. The Committee may adopt such other procedures relating to the conduct of its proceedings as are consistent with the Company's corporate governance principles and as the Committee otherwise deems appropriate.

c)    Committee Powers, Authority, Duties and Responsibilities

      A. Process for Identifying Candidates for Director. The Committee shall formulate and recommend to the Board for approval a process for identifying candidates to be recommended to the Board for nomination for election to the Board. The process shall reflect the Company's practice of re-nominating qualifying incumbent directors who continue to satisfy the Committee's criteria for membership on the Board, who the Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board. The process shall at a minimum:

            1. establish the minimum qualifications that in the view of the Committee are required for membership on the Board;

            2. reflect any additional qualifications that in the view of the Committee are required of one or more members of the Board;

            3. provide for the evaluation of the continuing qualification of incumbent Board members who consent to re-election.

            4. provide for the identification and evaluation of potential nominees for positions for which the Committee is not selecting a qualified incumbent;

            5.    take into consideration the views of management; and

            6.    include documentation of the nominations process.

      B. Stockholder Nominees. The Committee shall formulate and recommend to the Board for approval a policy regarding consideration of candidates for positions on the Board recommended by equity security holders of the Company. At a minimum, the policy shall state that the Committee will consider candidates nominated by stockholders of the Company. The policy shall also comport the Company's practice of re-nominating qualifying incumbent directors, as set forth in this charter.

            The policy shall include any other elements that the Committee deems appropriate, including any requirements relating to share ownership of a recommending stockholder; qualifications relating to recommended candidates or recommending stockholders whose interests differ from the interests of the Company's stockholders generally; and requirements for compliance with procedures adopted by the Committee with regard to equity security holder recommendations.

            The Committee shall adopt procedures for submission of stockholder nominating recommendations to the Committee, consistent with the policy adopted by the Committee and approved by the Board. Such procedures shall at a minimum include:

            1.    the timing for submission of recommendations;

            2.    the address to which recommendations should be sent;

            3.    required information concerning the recommended nominee;

            4. required information concerning the recommending stockholder, including stockholdings in the Company; and

            5. a consent of the proposed nominee to serve if nominated and elected and to be contacted by the Committee, if it decides to do so.

      C. Recommendation of Candidates. The Committee shall evaluate the qualifications of potential candidates for director, including any candidates recommended by stockholders in accordance with the provisions of the Company's Bylaws and applicable law, consistent with the criteria for selection of new directors developed by the Committee and approved by the Board, and in accordance with the policy and procedures established pursuant to Section III A(2) above. The Committee shall recommend to the Board the nominees for election at the next annual meeting or any special meeting of stockholders and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size.

      D. Evaluation of Independence of Directors. The Committee shall make an evaluation of the independence of each member of the Board in accordance with the standards of independence referenced to in
            Section II above and shall make recommendations to the Board in accordance with its evaluation.

      E. Director Attendance at Annual Meeting. The Committee shall develop and recommend a policy to the Board concerning directors' attendance at the Company's annual meeting of stockholders.

      F. New Director Orientation. The Committee shall oversee the orientation and training of newly elected or appointed directors.

      G. Committee Structure and Membership. The Committee shall advise the Board with respect to the structure and operations of the various committees of the Board and qualifications for membership thereon, including policies for removal of members and rotation of members among other committees of the Board. The Committee shall also make recommendations to the Board regarding which directors should serve on the various committees of the Board.

      H. Director Membership and Succession. The Committee shall annually review the advisability of any changes in policies relating to Board and committee membership and succession, including the number, composition, qualifications and term of service of directors, and make recommendations to the Board regarding such policies.

      I. Non-Employee Director Compensation. The Committee shall annually review and advise the Board with respect to proposed changes in compensation of non-employee directors for Board or committee service, including the terms of any equity compensation awards and benefit arrangements for such directors.

      J. Corporate Governance Principles. The Committee shall develop and recommend to the Board for its approval a set of corporate governance principles and shall assist the Board in implementing those principles. The Committee shall annually review the corporate governance principles and recommend proposed changes to the Board for its approval.

      K. Code of Conduct and Ethics. The Committee shall consider and act upon any amendments to the Company's Code of Conduct and Ethics and upon any requests by executive officers for waivers under the Code of Conduct and Ethics.

      L. Transactions with Directors and Executive Officers. The Committee shall determine whether to approve the participation of a director or executive officer in any transaction in which the Company or its subsidiaries are financially interested, either in the expectation of profit or because of the possibility of loss or liability. No director or executive officer shall engage in any such transaction unless the participation of the director or executive officer has been approved in advance by the Committee or by the full Board, after full disclosure. In determining whether to approve the participation of the director or executive officer, the Committee shall consider whether such participation is consistent with the purposes and principles of the Company's codes of ethics and is in compliance with applicable law. Participation for these purposes includes both the direct, personal participation of a director or executive officer or indirect participation because of the involvement of immediate family members or entities controlled by the director or executive officer and/or their immediate family members.

      M. Communications with Stockholders. It is the policy of the Company to facilitate security holder communications to the Board. If the Committees deems it appropriate, it shall formulate and recommend to for Board approval a policy with respect to security holder communications directed to committees of the Board. The Committee shall formulate procedures for security holders to send communications to the Board. These procedures shall at a minimum include:

            1. the address to which and care of whom communications should be sent;

            2.    the form in which communications may be delivered;

            3. required information concerning the communicating security holder or other party, including any equity security holdings in the Company;

            4. protocols for accepting, previewing, organizing and commenting upon submissions before delivery to Board members, including any criteria for screening proposals not appropriate for delivery to the Board;

            5. the manner and timing of delivery of communications to the Board; and

            6. The review and recommendation on stockholder proposals received in compliance with Regulation 14A under the Securities Exchange Act of 1934 or referral of consideration of such proposals to the Chief Executive Officer Lead Director, as it deems appropriate.

      N. Board, Committee and Management Evaluations. The Committee shall develop and recommend to the Board for its approval an annual process for self-evaluations of the Board, its committees and management. The Committee shall oversee the annual self-evaluations. The self-evaluation process shall generally involve the following steps, with such modifications and/or such other steps as the Committee deems appropriate in the circumstances:

            1. An annual questionnaire soliciting the directors' views on the functioning and effectiveness of the Board and its committees, and their suggestions for improvement, will be sent to each director.

            2. The responses will be collated and discussed with the Lead Director and the chairmen of the committees of the Board, as appropriate.

            3. Except for any comments relating to individual directors, the responses will be organized and summarized for presentation to and discussion by the full Board.

            4. Any comments concerning individual directors will be directed only to the Lead Director and the chairman of the Committee, and to the other committee chairmen, as appropriate.

            5. The Committee will review and assess the adequacy of the self-evaluation process on an annual basis.

      O. Delegation of Authority. The Committee may form and delegate authority to subcommittees of the Committee as determined by the Committee to be necessary or advisable.

      P. Engagement of Search Firms and Other Advisors. The Committee may retain and terminate any search firm engaged to identify director candidates, and may retain outside counsel and any other advisors as the Committee may deem appropriate. The Committee shall have sole authority to approve fees and other terms relating to the retention of any such search firm or other advisor retained by the Committee.

      Q. Report to the Board. The Committee shall report its actions and recommendations to the Board at its next regularly scheduled Board meeting following any meeting of the Committee.

      R. Committee Charter. The Committee shall annually reassess the adequacy of this charter and recommend any proposed changes to this charter to the Board for its approval.

      S. Committee Performance Evaluation. The Committee shall conduct and present to the Board an annual performance evaluation of the Committee.

      T. Other Duties. The Committee shall perform such other duties as are delegated to it by the Board from time to time.


   Adopted by the Board of Directors on January 21, 2004.